UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):
August 15, 2007
ULTRALIFE BATTERIES, INC.

(Exact name of registrant as specified in its charter)
Delaware

(State or other jurisdiction of incorporation or organization)

0-20852	16-1387013

(Commission File Number)	(I.R.S. Employer Identification No.)

2000 Technology Parkway, Newark, New York	14513

(Address of principal executive offices)	(Zip Code)
(315) 332-7100

(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.   Entry into a Material Definitive Agreement
     Effective as of February 14, 2007, Ultralife Batteries, Inc. (the “Company”) entered into Forbearance and Amendment Number Six to the Credit Agreement (the “Forbearance and Amendment”) with JPMorgan Chase Bank, N.A. and Manufacturers and Traders Trust Company (together, the “Lenders”). The Company and the Lenders entered into Extension of Forbearance and Amendment Number Seven to the Credit Agreement (the “Forbearance Extension”) effective March 23, 2007 and Extension of Forbearance and Amendment Number Eight to Credit Agreement (the “Second Forbearance Extension”) effective May 18, 2007. The Company and the Lenders originally entered into the Credit Agreement as of June 30, 2004, and they subsequently amended the agreement on each of September 24, 2004, May 4, 2005, November 1, 2005, June 29, 2006, February 14, 2007, March 23, 2007 and May 18, 2007 (collectively, the “Credit Agreement”). The terms and conditions of the Forbearance and Amendment, the Forbearance Extension and the Second Forbearance Extension were previously disclosed in the Company’s 8-K filings dated February 21, 2007, March 23, 2007 and May 18, 2007, respectively. Neither the Company nor any of its affiliates has any material relationship with the Lenders, other than in respect of the Credit Agreement.
     The Forbearance and Amendment provided that the Lenders would forbear from exercising their rights under the Credit Agreement and arising from the Company’s failure to comply with certain financial covenants in the Credit Agreement with respect to the fiscal quarter ended December 31, 2006. Specifically, the Company was not in compliance with the terms of the Credit Agreement because it failed to maintain the required debt-to-earnings and EBIT-to-interest ratios provided for in the Credit Agreement. Pursuant to the Forbearance and Amendment, the Lenders agreed to forbear from exercising their respective rights and remedies under the Credit Agreement until March 23, 2007 (the “Forbearance Period”), unless the Company breached the Forbearance and Amendment or unless another event or condition occurred that constituted a default under the Credit Agreement. The Forbearance Extension extended the Forbearance Period until May 18, 2007, and the Second Forbearance Extension further extended the Forbearance Period until August 15, 2007. Once the Forbearance Period ends, the Lenders may exercise their rights and remedies under the Credit Agreement without further notice or action.
     On August 15, 2007, the Company and the Lenders entered into Amendment Number Nine to Credit Agreement (“Amendment Nine”) which did not extend the Forbearance Period but which did extend the term of the revolving credit facility to January 31, 2009 and the term of the term loans to July 1, 2009. Amendment Nine also added several definitions and modified or replaced certain financial covenants. The full text of Amendment Nine is set forth at Exhibit 10.1.
Item 9.01   Financial Statements and Exhibits
(d)   Exhibits.
10.1	Amendment Number Nine to the Credit Agreement, dated as of August 15, 2007, among Ultralife Batteries, Inc., JPMorgan Chase Bank, N.A. and Manufacturers and Traders Trust Company.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 16, 2007

ULTRALIFE BATTERIES, INC.
By:	/s/ Peter F. Comerford
Peter F. Comerford
Vice President of Administration and General Counsel

INDEX TO EXHIBITS
(10) Additional Exhibits
     10.1 Amendment Number Nine to the Credit Agreement, dated as of August 15, 2007, among Ultralife Batteries, Inc., JPMorgan Chase Bank, N.A. and Manufacturers and Traders Trust Company